                       FIFTH AMENDMENT TO COMMERCIAL LEASE


     This Fifth Amendment is made this 11th day of February, 1993, by and between INVESTORS REAL ESTATE TRUST, a North Dakota Business Trust, 12 South Main, Minot, North Dakota, as Landlord, and HUTCHINSON TECHNOLOGY, INC. a Minnesota Corporation, 3401 4th Avenue N., Sioux Falls, South Dakota, as Tenant, to that certain building lease dated on April 26, 1988, between Landlord's predecessor in title, Empire Associates, a Minnesota General Partnership, and Tenant.

     WHEREAS Tenant and Landlord have agreed that an addition shall be constructed to the building located on the leased premises of approximately 17,640 sq. ft.

     NOW, THEREFORE, it is agreed between the parties that said lease agreement shall be amended as follows:

     1. CONSTRUCTION OF ADDITION. Tenant shall arrange for the construction of the addition pursuant to plans and specifications prepared by it and approved by Landlord. Landlord shall pay for all expenses incurred by Tenant in connection with said construction, provided that the total cost shall not exceed $1,300,000.00.

     2. REVISED RENT. Beginning with the occupancy of the addition by Tenant, the monthly rent shall be increased by the following amount: the total cost of the addition paid by Landlord, including all of its out-of-pocket costs in connection with this project and also including construction interest of 11.64% computed on each advance from the date of advance to the occupancy date shall be multiplied by 11.64% and divided by 12.

          EXAMPLE: If the total cost of the addition is $900,000, the additional monthly rent will be: $900,000 x 11.64% / 12 = $8,730.00.

     3. RATIFICATION. Except as herein above expressly amended, said building lease and the four prior amendments thereto are hereby ratified and confirmed.


LANDLORD:                           TENANT:

INVESTORS REAL ESTATE TRUST         HUTCHINSON TECHNOLOGY, INC.



By /s/ Thomas A. Wentz              By /s/ John A. Ingleman
   -------------------------           --------------------------
   Thomas A. Wentz
   Vice-President                   Its CFO
                                       --------------------------

                       SIXTH AMENDMENT TO COMMERCIAL LEASE

      This Sixth Amendment is made this 17 day of February, 1995, by and between INVESTORS REAL ESTATE TRUST, a North Dakota Business Trust, 12 South Main, Minot, North Dakota, as Landlord, and HUTCHINSON TECHNOLOGY, INC., a Minnesota Corporation, 3401 4th Avenue N., Sioux Falls, South Dakota, as Tenant, to that certain building lease dated on April 26, 1988, between Landlord's predecessor in title, Empire Associates, a Minnesota General Partnership, and Tenant.

          WHEREAS Tenant and Landlord have agreed that Landlord shall reimburse Tenant for the expense of a parking lot which has been constructed on the leased premises;

          NOW, THEREFORE, it is agreed between the parties that said lease agreement shall be amended as follows:

          1. REIMBURSEMENT. Tenant has arranged for the construction of the parking lot. Landlord shall pay for all expenses incurred by Tenant in connection with said construction in the amount of $153,740.15.

          2. REVISED RENT. Beginning March 1, 1995, the monthly rent shall be $43,306.19 per month.

          3. REVISED ESCROW AGREEMENT. Beginning March 1, 1995, Landlord hereby agrees to allow Tenant to pay the real estate taxes and insurance premiums directly when due, versus paying monthly into a escrow account as previously agreed to.

          4. RATIFICATION. Except as herein above expressly amended, said building lease and the five prior amendments thereto are hereby ratified and confirmed.

LANDLORD:                          TENANT:

INVESTORS REAL ESTATE TRUST        HUTCHINSON  TECHNOLOGY,  INC.

By /s/ Thomas A. Wentz             By  /s/ Richard C. Meyer
   -------------------------           --------------------------
   Thomas A. Wentz
   Vice-President                  Its V.P. Administration
                                       --------------------------

                      SEVENTH AMENDMENT TO COMMERCIAL LEASE



          This Seventh Amendment is made this 1st day of April, 1995, by and between INVESTORS REAL ESTATE TRUST, a North Dakota Business Trust, 12 South Main, Minot, North Dakota as Landlord, and HUTCHINSON TECHNOLOGY, INC., a Minnesota Corporation, 3401 4th Avenue N, Sioux Falls, South Dakota, as Tenant, to that certain building lease dated on April 26, 1988, between Landlords predecessor in title, Empire Associates, a Minnesota General Partnership, and Tenant.

          WHEREAS Tenant and Landlord have agreed that Tenant shall, from this time forward and at its expense, maintain a policy or policies of insurance meeting the terms and conditions as defined in Paragraph 15 (a) of the lease agreement


          NOW, THEREFORE, it is agreed between the parties that said lease agreement shall be amended as follows;

               1. PREMISES INSURANCE. The term "Lessor" in the first line of paragraph (a) of clause 15 of the lease agreement shall be changed to "Lessee".

               2. PREMIUM INCREASES. The first sentence of Paragraph (d) of clause 15 of the lease agreement is deleted in its entirety

               3. RATIFICATION. Except as herein above expressly amended, said building lease and the six prior amendments thereto are hereby ratified and confirmed.



LANDLORD,                                        TENANT;

INVESTORS REAL ESTATE TRUST                      HUTCHINSON TECHNOLOGY INC.



by /s/ Thomas A. Wentz                           by /s/ John A. Ingleman
   -------------------------                        -------------------------
     Thomas A. Wentz                              John A. Ingleman
     Vice President                               Vice President of Finance